UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 20, 2002
                        (Date of Earliest Event Reported)



                                 NUI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          New Jersey                     001-16385                22-3708029
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)



           550 Route 202-106,
  P.O. Box 760, Bedminster, New Jersey                                07921-0760
(Address of Principal Executive Offices)                              (Zip Code)



       Registrant's telephone number, including area code: (908) 781-0500



                                 Not Applicable
              (Former Name, Former Address, and Former Fiscal Year,
                         If Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On June 20, 2002, NUI Corporation ("NUI") engaged PricewaterhouseCoopers LLP ("PWC") as its independent public accountants to audit NUI's financial statements. During NUI's two most recent fiscal years, and through the date of PWC's engagement, NUI has not consulted PWC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NUI's financial statements, or any other matters or reportable items listed in
Item 304(a)(2)(i) and (ii) of Regulation S-K.





















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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 24, 2002                  NUI CORPORATION


                                      By:  /s/ James R. Van Horn
                                         --------------------------------
                                          Name:  James R. Van Horn
                                          Title: Chief Administrative Officer,
                                                 General Counsel and Secretary



























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